Q4 2011 Conference Call
ITW Conference Call
Fourth Quarter
2011
January 31, 2012

Exhibit 99.2
Q4 2011 Conference Call
ITW
Agenda
1. Introduction…………………...….. John Brooklier
2. Fourth Quarter Highlights……... David Speer
3. Financial Overview…………..….. Ron Kropp
4. Reporting Segments………....…. John Brooklier
5. 2012 Forecasts…..……….….…… Ron Kropp
6. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

Q4 2011 Conference Call
ITW
Forward - Looking Statements
 This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation
 Reform Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted
 income per share from continuing operations, diluted net
 income per share, restructuring expenses and related
 benefits, tax rates, end market conditions, and the
 Company’s related 2012 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors
 which could cause actual results to differ materially from
 those anticipated. Important risks that could cause actual
 results to differ materially from the Company’s
 expectations include those that are detailed in ITW’s Form
 10-K for 2010.

Q4 2011 Conference Call
Conference Call Playback
Replay number: 800-704-0516; No pass code necessary
Telephone replay available through midnight of Feb. 14,
 2012
Webcast / PowerPoint replay available at www.itw.com
Supplemental financial and investor information will be
 available on the ITW website under the “Investor
 Relations” tab

Q4 2011 Conference Call
Q4 and Full Year 2011 Highlights

Q4
• Generated total revenue and organic growth of 10.4% and 5.9%, respectively
• Delivered strong diluted EPS growth of 36%
• Produced total company operating margins of 15.0%: +270 basis points
• Generated $617 million in free operating cash flow
 – 140% of net income
Full Year
• Generated record total revenues of $17.8 billion
 – Organic revenues grew 7.5%
• Delivered record $2.0 billion of income from continuing operations
 – 41% diluted EPS growth
• Produced total company operating margins of 15.4%: +80 basis points

Q4 2011 Conference Call
ITW
Quarterly Highlights

Q4 2011 Conference Call
ITW
Quarterly Operating Analysis

Q4 2011 Conference Call
ITW
Non Operating & Taxes

Q4 2011 Conference Call
ITW
Cash Flow

Q4 2011 Conference Call
ITW
Full Year Highlights

Q4 2011 Conference Call
ITW
Full Year Operating Analysis

Q4 2011 Conference Call
ITW
Full Year Cash Flow
Returned to shareholders $ 1,630
 (Dividends & Share Repurchase)
Total Acquisitions  1,308
Full Year Capital Allocation  2,938

Q4 2011 Conference Call
ITW
Invested Capital

Q4 2011 Conference Call
ITW
Debt & Equity

Q4 2011 Conference Call
ITW Acquisition Activity
	2010					2011
$ in Millions	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
Annualized Revenues Acquired	26	253	120	131	530	329	156	296	86	867
Amount Paid	27	199	145	160	531	556	190	480	110	1,336
Number of Acquisitions	4	7	5	8	24	6	7	8	7	28

 ➢ 81% of acquired revenues in 2011 directly tied to emerging market and platform growth initiatives
 ➢ ITW Global Brands (SOPUS) and Despatch: key platform acquisitions
 ➢ Completed nine emerging market-related acquisitions

 ➢ Higher revenue multiple in 2011 related to higher growth, higher margin businesses
 ➢ Margins for newly acquired businesses were 16.2% (excluding amortization)
 ➢ Consistent long-term ROIC expectations

Q4 2011 Conference Call
• Closed January 2012
• 2011 revenues: $210 million
 – nearly half of revenues coming from Asia,
 Europe and the Middle East
• Highly-branded provider of specialty devices
 used to measure and control the flow of gases
 and fluids through an electronic interface
• Products used in applications where gas or
 liquid must be regulated with ultra-precise
 accuracy as part of highly complex
 manufacturing processes
• High-growth end market applications include
 mobile computing, microelectronics,
 LED, energy and life sciences
Recent Acquisition: Brooks Instrument
Complements Growing Test & Measurement Platform

Q4 2011 Conference Call
Transportation
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 8.7%
• Auto OEM/Tiers: Worldwide base
 revenue growth of 7.9% vs. worldwide
 car build increase of 1%
 – North American base revenues: 8.0% as
 D3 and new domestics ramped up Q4
 build
 – International base revenues: 7.7% even
 as European and ROW builds modestly
 declined in Q4
 – 2012 full year auto build forecast:
 • North America: 13.5 - 14.5 million units
 • Europe: 18.0 -19.0 million units

• Auto aftermarket worldwide base
 revenues: 5.6%
• Truck remanufacturing: 19.5% base
 revenue growth due to oil & gas field
 exploration activity

Q4 2011 Conference Call
Power Systems and Electronics
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 10.2%
 due to strong contributions from
 worldwide welding
• Worldwide welding base revenues:
 22.8%
 – North America welding base
 revenues: 25.2% due to strength in
 oil & gas and heavy equipment end
 markets
 – International welding base revenues:
 16.4% as Europe and Asia Pacific
 helped drive organic growth
• Total electronics base revenues
 weakened in Q4: -7.7%
 – PC board fabrication: -14.5%
 – Other electronics: -3.9%

Q4 2011 Conference Call
Industrial Packaging
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 3.8%
 reflected slowing industrial
 production demand in Europe
 – Total North American industrial
 packaging base revenues: 7.3%
 – Total international industrial
 packaging base revenues: 1.0%
• Worldwide strapping and related
 equipment base revenues: 5.0%
 – North America: 10.7%
 – International: 1.5%
• Worldwide protective packaging
 base revenues: 5.8%

Q4 2011 Conference Call
Food Equipment
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 3.9%
 as equipment sales strengthened in
 North America; service revenues
 improved globally
• Total North America base revenues:
 6.1%
 – Equipment base revenues: 7.5% due
 to improved sales to restaurants,
 supermarkets, and colleges &
 universities
 – Service base revenues: 4.1%
• Total international base revenues:
 1.7%
 – Equipment base revenues: 0.6%, as
 cap ex spend lagged in Europe
 – Service base revenues: 4.4%

Q4 2011 Conference Call
Construction Products
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 2.6%
 as North America and Europe
 posted positive organic revenue
 growth
• North America construction base
 revenues: 9.1%
 – Residential base revenues: 12.3%
 – Commercial base revenues: 7.5%
 – Renovation base revenues: 7.7%
• International construction base
 revenues: 0.3%
 – Europe base revenues: 2.7%
 – Asia Pacific (Aust/NZ) base
 revenues: -2.3%

Q4 2011 Conference Call
Polymers and Fluids
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 3.2%
 reflected modestly slowing
 industrial demand for both
 polymer and fluid products
• Worldwide polymers base
 revenues: 3.2% as international
 and North American business
 contributions were roughly the
 same
• Loss on an international
 polymers contract accounted for
 the segment’s base margin
 decline
• Worldwide fluids base revenues:
 3.2% due to better demand in
 international (Asian) markets

Q4 2011 Conference Call
Decorative Surfaces
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues: 3.5%
• North America laminate base
 revenues: 5.4% due to premium
 laminate product positioning and
 growth in office furniture category
• International base revenues: 1.2%
 as growth slows in Europe
 (France and U.K.)

Q4 2011 Conference Call
All Other
Quarterly Analysis
Q4 2011
Key Points (Q4’11 vs. Q4’10)
• Segment organic revenues:
 6.5%
• Worldwide test and
 measurement base revenues:
 15.6% as equipment orders
 remained strong in North
 America and Europe
• Worldwide consumer
 packaging base revenues: 3.9%
 as decorating, foils and
 beverage packaging improved
• Worldwide industrial/appliance
 base revenues: -2.4% due to
 ongoing weakness in
 worldwide appliance sector

Q4 2011 Conference Call

Assumptions:
• Exchange rates hold at current levels
• Restructuring costs of $70 to $80 million for the full year
• Tax rate range of 28.5% to 29.5% for Q1 and full year 2012
Notes:
•* 2011 EPS excludes the impact of the Q1 Australian tax case
• Beginning 2012, ITW will discontinue the monthly release of rolling 3 month revenue data
Q4 2011 Conference Call
ITW Conference Call

Q & A
Fourth Quarter
2011
January 31, 2012